LETTER TO SHAREHOLDERS

We submit herewith the summary financial information of The Adams Express Company (the Fund) for the three months ended March 31, 2013.

Net assets of the Fund at March 31, 2013 were $13.58 per share on 93,098,844 shares outstanding, compared with $12.43 per share at December 31, 2012 on 93,029,724 shares outstanding. On March 1, 2013, a distribution of $0.05 per share was paid, consisting of $0.03 of net investment income, $0.01 short-term capital gain, and $0.01 long-term capital gain, all realized in 2012 and taxable in 2013. On April 11, 2013, an investment income dividend of $0.05 per share was declared to shareholders of record May 15, 2013, payable June 3, 2013. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the three months ended March 31, 2013 amounted to $3,914,552, compared with $3,606,304 for the same three month period in 2012. These earnings are equal to $0.04 per share for both periods.

Net capital loss realized on investments for the three months ended March 31, 2013 amounted to $(9,723,598), or $(0.10) per share.

For the three months ended March 31, 2013, the total return on the net asset value (with dividends and capital gains reinvested) of the Fund’s shares was 9.7%. The total return on the market price of the Fund’s shares for the period was 11.3%. These compare to a 10.6% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a 10.3% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended March 31, 2013, the Fund’s total return on net asset value was 11.9% and on market price was 13.8%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were 14.0% and 12.9%, respectively.

The Fund’s Annual Meeting of Shareholders was held on March 19, 2013 in Baltimore, Maryland. The results of the voting at the meeting are shown on page 7.

The Board of Directors has selected Kathleen T. McGahran, Ph.D., to serve as the Chair of the Board of Directors, effective March 19, 2013. Dr. McGahran has been a member of the Board since 2003 and is the first non-executive director to serve as Board Chair.

We are pleased to announce that on March 19, 2013, Mr. Brian S. Hook was elected Vice President of the Fund. Mr. Hook has served as Chief Financial Officer since 2012, as Treasurer since 2009 and joined the Fund as Assistant Treasurer in 2008.

Investors can find the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV of the Fund on our website at www.adamsexpress.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

David D. Weaver

President

April 11, 2013

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2013	2012
At March 31:
Net asset value per share	$13.58	$12.92
Market price per share	11.74	10.98
Shares outstanding	93,098,844	91,108,554
Total net assets	1,264,090,765	1,176,974,864
Unrealized appreciation on investments	261,436,736	183,348,558

For the three months ended March 31:
Net investment income	3,914,552	3,606,304
Net realized (loss)/gain	(9,723,598)	6,513,940
Total return (based on market price)	11.3%	14.4%
Total return (based on net asset value)	9.7%	12.5%

Key ratios:
Net investment income to average net assets (annualized)	1.29%	1.29%
Expenses to average net assets (annualized)	0.75%	0.62%
Portfolio turnover (annualized)	42.4%	28.8%
Net cash & short-term investments to net assets	0.9%	6.1%

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2008	$0.26	$0.01	$0.37	$0.64	5.7%
2009	0.15	0.05	0.25	0.45	5.2
2010	0.14	0.09	0.28	0.51	5.1
2011	0.15	0.07	0.43	0.65	6.1
2012	0.18	0.10	0.39	0.67	6.3

				Average:	5.7%

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year in years prior to 2011 and for the twelve months ended October 31 beginning in 2011, which is consistent with the calculation to determine the minimum distribution rate commitment announced in September 2011.

PORTFOLIO REVIEW

March 31, 2013

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corp.*	$56,812,389	4.5%
Apple Inc.	41,164,590	3.3
JPMorgan Chase & Co.	28,476,000	2.3
QUALCOMM Inc.	26,780,000	2.1
International Business Machines Corp.	22,396,500	1.8
Honeywell International Inc.	22,228,250	1.8
Merck & Co., Inc.	22,115,000	1.7
Lowe’s Companies, Inc.	20,856,000	1.6
Wells Fargo & Co.	20,714,400	1.6
Walt Disney Co.	20,448,000	1.6

Total	$281,991,129	22.3%

*Non-controlled affiliated closed-end fund

Sector Weightings

SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

	Shares	Value (A)
Common Stocks — 99.1%
Consumer Discretionary — 11.1%
Bed Bath & Beyond Inc. (C)	215,000	$13,850,300
Coach, Inc.	130,000	6,498,700
Dollar General Corp. (C)	250,000	12,645,000
Lowe’s Companies, Inc.	550,000	20,856,000
Marriott International Inc. (Class A)	300,000	12,669,000
McDonald’s Corp.	180,000	17,944,200
Newell Rubbermaid Inc.	400,000	10,440,000
Panera Bread Co. (Class A) (C)	15,000	2,478,600
Ryland Group, Inc.	333,500	13,880,270
Target Corp.	120,000	8,214,000
Walt Disney Co.	360,000	20,448,000

		139,924,070

Consumer Staples — 10.0%
Bunge Ltd.	100,000	7,383,000
Coca-Cola Co.	300,000	12,132,000
CVS/Caremark Corp.	295,000	16,222,050
Diageo plc ADR	50,000	6,292,000
General Mills, Inc.	230,000	11,341,300
PepsiCo, Inc. (G)	250,000	19,777,500
Philip Morris International Inc.	160,000	14,833,600
Procter & Gamble Co.	175,000	13,485,500
Safeway Inc. (F)	340,000	8,959,000
Senomyx, Inc. (C)	1,093,700	2,307,707
Unilever plc ADR	325,000	13,728,000

		126,461,657

Energy — 10.4%
Anadarko Petroleum Corp.	50,000	4,372,500
Chevron Corp.	141,000	16,753,620
CONSOL Energy Inc. (F)	73,700	2,480,005
Exxon Mobil Corp. (G)	105,000	9,461,550
Halliburton Co.	150,000	6,061,500
Kinder Morgan Inc.	170,000	6,575,600
National Oilwell Varco, Inc.	100,000	7,075,000
Peabody Energy Corp.	38,560	815,544
Petroleum & Resources Corp. (D)	2,186,774	56,812,389
Phillips 66	128,850	9,015,635
Schlumberger Ltd. (F)	120,000	8,986,800
Seadrill Ltd. (B)	40,000	1,488,400
Spectra Energy Corp.	55,280	1,699,860

		131,598,403

Financials — 15.1%
ACE Ltd. (C)	165,000	14,680,050
Affiliated Managers Group, Inc. (C)	51,700	7,939,569
American Campus Communities Inc.	90,000	4,080,600
AXIS Capital Holdings, Ltd.	220,000	9,156,400
Bank of America Corp.	830,000	10,109,400
Bank of New York Mellon Corp.	323,775	9,062,462
Capital One Financial Corp.	245,000	13,462,750
Digital Realty Trust, Inc. (B)	90,000	6,021,900
Fifth Third Bancorp.	665,000	10,846,150
HCP, Inc.	125,000	6,232,500
JPMorgan Chase & Co.	600,000	28,476,000
MetLife Inc.	435,000	16,538,700
PNC Financial Services Group, Inc.	150,000	9,975,000
T. Rowe Price Group, Inc.	100,000	7,487,000
U.S. Bancorp.	470,000	15,947,100
Wells Fargo & Co.	560,000	20,714,400

		190,729,981

Health Care — 14.2%
Catamaran Corp. (C)	180,000	9,545,400
Celgene Corp. (C) (F)	120,000	13,909,200
Covidien plc	120,000	8,140,800
Express Scripts Holding Co. (C)	255,000	14,700,750
Gilead Sciences, Inc. (C)	414,000	20,257,020
Hologic Inc. (C)	420,000	9,492,000
McKesson Corp.	116,000	12,523,360
MEDNAX, Inc. (C)	70,000	6,274,100
Medtronic, Inc.	65,000	3,052,400
Merck & Co., Inc.	500,000	22,115,000
Pfizer Inc.	690,000	19,913,400
Teva Pharmaceutical Industries Ltd. ADR	220,000	8,729,600
UnitedHealth Group Inc.	287,500	16,447,875
Wellcare Health Plans, Inc. (C)	100,000	5,796,000
Zimmer Holdings, Inc.	115,000	8,650,300

		179,547,205

Industrials — 10.3%
Boeing Co.	210,000	18,028,500
Caterpillar Inc.	120,000	10,436,400
Eaton Corporation plc	205,000	12,556,250
Emerson Electric Co.	160,000	8,939,200
FedEx Corp.	75,000	7,365,000
General Electric Co.	730,000	16,877,600
Honeywell International Inc.	295,000	22,228,250
Masco Corp.	365,000	7,391,250
Terex Corp. (C) (F)	265,000	9,121,300
United Technologies Corp.	184,500	17,237,835

		130,181,585

Information Technology — 18.1%
Apple Inc. (G)	93,000	41,164,590
Automatic Data Processing, Inc.	200,000	13,004,000
Broadcom Corp. (Class A)	225,000	7,800,750
Cisco Systems, Inc.	700,000	14,637,000
Cognizant Technology Solutions Group (Class A) (C)	160,000	12,257,600
eBay Inc. (C)	280,000	15,181,600
Google Inc. (Class A) (C)	18,000	14,292,540
Intel Corp.	570,000	12,454,500
International Business Machines Corp.	105,000	22,396,500
MasterCard, Inc.	23,000	12,445,990
Microsoft Corp.	700,000	20,027,000
Oracle Corp.	500,000	16,170,000
QUALCOMM Inc.	400,000	26,780,000

		228,612,070

Materials — 3.7%
CF Industries Holdings, Inc. (F)	38,531	7,335,145
Dow Chemical Co.	175,000	5,572,000
Eastman Chemical Co.	85,000	5,938,950
Freeport-McMoRan Copper & Gold Inc.	165,700	5,484,670
LyondellBasell Industries N.V. (Class A)	158,000	9,999,820
Potash Corporation of Saskatchewan Inc. (F)	130,100	5,106,425
Praxair, Inc. (F)	67,500	7,528,950

		46,965,960

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2013

(unaudited)

	Principal/ Shares	Value (A)
Telecom Services — 3.7%
AT&T Corp.	550,000	$20,179,500
CenturyLink, Inc.	345,000	12,119,850
Verizon Communications Inc.	300,000	14,745,000

		47,044,350

Utilities — 2.5%
Calpine Corp. (C)	300,000	6,180,000
IDACORP, Inc.	135,000	6,516,450
NiSource Inc.	210,000	6,161,400
South Jersey Industries, Inc.	100,000	5,559,000
Wisconsin Energy Corp.	160,000	6,862,400

		31,279,250

Total Common Stocks (Cost $990,948,700)		1,252,344,531

Short-Term Investments — 1.3%
Money Market Account — 0.1%
M&T Bank, 0.15%	$1,134,617	1,134,617

Money Market Funds — 1.2%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.14% (E)	15,100,000	15,100,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (E)	10,000	10,000
Vanguard Federal Money Market, 0.01% (E)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.05% (E)	10,000	10,000

		15,130,000

Total Short-Term Investments (Cost $16,264,617)		16,264,617

Securities Lending Collateral — 0.2% (Cost $2,814,093)
Money Market Funds — 0.2%
Invesco Short-Term Investment Trust — Liquid Assets Portfolio (Institutional Class), 0.11% (E)		2,814,093

Total Investments — 100.6% (Cost $1,010,027,410)		1,271,423,241
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.6)%		(7,332,476)

Net Assets — 100.0%		$1,264,090,765

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $7,067,113.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $11,078,600.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsexpress.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2012 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders was held on March 19, 2013. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	59,028,321	19,720,930
Phyllis O. Bonanno	59,210,272	19,538,979
Kenneth J. Dale	59,901,609	18,847,642
Frederic A. Escherich	59,993,921	18,755,330
Roger W. Gale	59,858,743	18,890,508
Kathleen T. McGahran	59,652,167	19,097,084
Craig R. Smith	59,830,955	18,918,296
Mark E. Stoeckle	70,658,903	8,090,348

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2013 was approved with 63,075,604 votes for, 696,131 votes against, and 14,977,516 shares abstaining.

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

This report is transmitted to the shareholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [1,3],5	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [1,2,3,5,6]
Kenneth J. Dale [2,4]	Craig R. Smith [2,3]
Frederic A. Escherich [1,4,5]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
David D. Weaver, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Richard A. Church	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
D. Cotton Swindell, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (3/31/13)	$11.74
Net Asset Value (3/31/13)	$13.58
Discount:	13.6%

New York Stock Exchange ticker symbol: ADX

NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2013

From Investment Income (paid or declared)	$0.08
From Net Realized Gains	0.02

Total	$0.10

2013 Dividend Payment Dates

March 1, 2013

June 3, 2013

September 3, 2013*

December 27, 2013*

*Anticipated